[USAA                    USAA SCIENCE & TECHNOLOGY FUND
EAGLE                   SUPPLEMENT DATED JULY 10, 2008
LOGO (R)]                  TO THE FUND'S PROSPECTUS
                             DATED DECEMBER 1, 2007


Effective June 30, 2008, Joseph H. Schwartz retired from Wellington Management and no longer acts as portfolio coordinator for the science sector portion of the Fund. Mr. Schwartz's responsibilities will be taken over by Ann C. Gallo. Accordingly, the information related to Mr. Schwartz in the prospectus is deleted. The following information regarding Ms. Gallo has been inserted immediately following the first paragraph under the heading "Portfolio Managers" on page 6 of the Fund's prospectus.

ANN C. GALLO, senior vice president and global industry analyst of Wellington Management, joined the firm as an investment professional in 1998. Education:
M.S. in finance and applied economics, Massachusetts Institute of Technology (Sloan, 1991); and a B.S. in accounting, Boston College (1987).


                                                                      88622-0708

[USAA                      USAA SMALL CAP STOCK FUND
EAGLE                   SUPPLEMENT DATED JULY 10, 2008
LOGO (R)]                  TO THE FUND'S PROSPECTUS
                            DATED DECEMBER 1, 2007


Effective June 30, 2008, Stephen T. O'Brien retired as the senior vice president and equity portfolio manager of Wellington Management. Accordingly, please delete the information referencing Mr. O'Brien from page 7 of the Fund's prospectus.

TIMOTHY J. MCCORMACK, CFA, vice president and equity portfolio manager of Wellington Management, joined the firm as an investment professional in 2000. Mr. McCormack has been involved in portfolio management and securities analysis for the Fund since December 2003 and now serves as portfolio manager of the Fund.



                                                                      88623-0708